Hexion Inc. 180 East Broad Street Columbus, OH 43215 hexion.com	NEWS RELEASE

FOR IMMEDIATE RELEASE

Hexion Inc. Announces Confidential Submission of Draft Registration Statement for Proposed Initial Public Offering

This is an Important Step in Company’s Ongoing Strategic Review

COLUMBUS, Ohio - (August 2, 2021) - Hexion Holdings Corporation (“Hexion Holdings”), the indirect parent of Hexion Inc. (the “Company”), announced today that it has submitted a draft Form S-1 registration statement on a confidential basis to the U.S. Securities and Exchange Commission for a proposed public offering of its common stock later this year.

The planned registered public offering is part of Hexion’s and its Board of Directors’ ongoing and continuous strategic review and evaluation of opportunities to enhance shareholder value. Hexion and its Board of Directors believe that the Company’s strong financial performance, favorable end-market exposure, and continued transformation, makes an IPO or other value-creating strategic opportunities compelling to consider. The IPO is targeted for completion in the fourth quarter of 2021, but remains subject to SEC review, European works councils review, and market conditions. In addition, the Company’s ongoing comprehensive strategic review of the business and each of its segments may impact timing through the consideration of these other alternatives.

Moelis & Company LLC and Morgan Stanley & Co. LLC are serving as strategic advisors in connection with the strategic review and Paul Weiss and Davis Polk are serving as offering and M&A counsel to Hexion.

This press release is not an offer to sell securities.
Forward Looking Statements
Certain statements in this press release are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “might,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, the impact of our indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs, uncertainties related to COVID-19 and the impact of our responses to it and the other factors listed in the Risk Factors section of our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section of our most recent filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
About the Company
Based in Columbus, Ohio, Hexion Inc. is a global leader in thermoset resins. Hexion Inc. serves the global adhesive, coatings, composites and industrial markets through a broad range of thermoset technologies, specialty products and technical support for customers in a diverse range of applications and industries. Additional information about Hexion Inc. and its products is available at www.hexion.com.

Investors and Media Contact:
John Kompa
614-225-2223
john.kompa@hexion.com